SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

February 14, 2006
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02      Results of Operations and Financial Condition

Item 8.01      Other Events

Item 9.01      Financial Statements and Exhibits

SIGNATURE

EXHIBIT INDEX

Exhibit 99.1     Earnings Press Release and Furnished Financial Tables

Exhibit 99.2     Filed GAAP Quarterly Financial Statements

Exhibit 99.3     Filed Revised 2004 and 2005 Financial Statements

Exhibit 99.4     Furnished Revised 2004 and 2005 Supplemental Financial Information

Item 2.02	Results of Operations and Financial Condition

On February 15, 2006, Hewlett-Packard Company (“HP”) issued a press release relating to its fiscal quarter ended January 31, 2006, entitled “HP Reports First Quarter 2006 Results.” The text of this press release, along with the non-GAAP consolidated condensed statements of earnings, the GAAP consolidated condensed statements of cash flows and certain additional financial information are furnished herewith as Exhibit 99.1. The information in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”).

In connection with its press release announcing its earnings for its fiscal quarter ended January 31, 2006, HP also provided the GAAP consolidated condensed statements of earnings, consolidated condensed balance sheets and segment information for the fiscal quarter ended January 31, 2006 filed herewith as Exhibit 99.2. Exhibit 99.2 is filed for purposes of Section 18 of the Exchange Act and therefore may be incorporated by reference into filings under the Securities Act.

To supplement HP’s consolidated condensed financial statements presented on a GAAP basis, HP provides certain non-GAAP financial measures. Each of these non-GAAP measures is among the primary indicators management uses as a basis for planning and forecasting future periods. We believe that these non-GAAP measures provide both management and investors with a more complete understanding of the underlying operating results and trends and an enhanced overall understanding of HP’s financial performance, liquidity and prospects for the future. This non-GAAP information is not meant to be considered in isolation or as a substitute for financial measures prepared in accordance with GAAP. Additional information about HP’s use of non-GAAP financial information is included in Exhibit 99.1.

At the beginning of each fiscal year, HP conducts a review of its financial reporting structure and determines whether changes should be made to more closely align its financial reporting with its business structure.  As a result of HP’s fiscal 2006 review, HP is releasing today modified quarterly and year-to-date consolidated condensed statements of earnings and segment results for fiscal 2004 and 2005, which are attached hereto as Exhibit 99.3.  The new information set forth in the modified financial statements reflects primarily the impact of certain fiscal 2006 organizational realignments. To provide improved visibility and comparability, HP has reflected these realignments in prior periods on an as-if basis.  The changes are immaterial in size and reflect primarily revenue shifts among business units within the same business segment. At the segment level, only HP’s Enterprise Storage and Servers and Software segments were impacted by these realignments, with quarterly revenue and operating profit fluctuations of no more than $5 million. None of the changes reflected in these modified financial statements impacts HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share. Exhibit 99.3 is filed for purposes of Section 18 of the Exchange Act and therefore may be incorporated by reference into filings under the Securities Act.

In connection with HP’s release of its modified quarterly and year-to-date consolidated condensed statements of earnings and segment results for fiscal 2004 and 2005, HP is also providing revised business unit revenue for fiscal 2004 and 2005 along with supplemental financial tables illustrating the impact by segment and business unit of the fiscal 2006 organizational realignments. This information is furnished herewith as Exhibit 99.4 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference into any filing under the Securities Act.

Item 8.01	Other Events

On February 14, 2006, the board of directors of HP authorized an additional $4.0 billion for future repurchases of its outstanding shares of common stock. HP intends to repurchase its shares in order to offset dilution from the issuance of shares under employee benefit plans, as well as to repurchase shares opportunistically. During its fiscal quarter ended January 31, 2006, HP repurchased approximately $1.4 billion worth of its shares and entered into a $1.7 billion prepaid variable share repurchase program. As of January 31, 2006, HP had approximately $258 million of repurchase authorization remaining under the $4.0 billion repurchase authorization approved in August 2005.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Text of HP’s press release relating to its fiscal quarter ended January 31, 2006, entitled “HP Reports First Quarter 2006 Results,” along with HP’s non-GAAP consolidated condensed statements of earnings, GAAP consolidated condensed statements of cash flows and certain additional financial information for that fiscal quarter (furnished herewith)

Exhibit 99.2	HP’s GAAP consolidated condensed statements of earnings, consolidated condensed balance sheets and segment information for the fiscal quarter ended January 31, 2006 (filed herewith)

Exhibit 99.3	HP’s revised consolidated condensed statements of earnings and segment results for fiscal 2004 and 2005 (filed herewith)

Exhibit 99.4	HP’s revised business unit revenue for fiscal 2004 and 2005 and certain supplemental financial tables (furnished herewith)

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: February 15, 2006	By:	/s/ Charles N. Charnas

	Name:	Charles N. Charnas
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of HP’s press release relating to its fiscal quarter ended January 31, 2006, entitled “HP Reports First Quarter 2006 Results,” along with HP’s non-GAAP consolidated condensed statements of earnings, GAAP consolidated condensed statements of cash flows and certain additional financial information for that fiscal quarter (furnished herewith)

99.2	HP’s GAAP consolidated condensed statements of earnings, consolidated condensed balance sheets and segment information for the fiscal quarter ended January 31, 2006 (filed herewith)

99.3	HP’s revised consolidated condensed statements of earnings and segment results for fiscal 2004 and 2005 (filed herewith)

99.4	HP’s revised business unit revenue for fiscal 2004 and 2005 and certain supplemental financial tables (furnished herewith)